Consolidated Statements of (Loss) Income $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 USD ($) $ / shares shares	Dec. 31, 2020 USD ($) $ / shares shares	Dec. 31, 2020 CAD ($) $ / shares shares
Revenue
Revenue	$ 41,708	$ 19,554	$ 26,069
Cost of sales	(37,473)	(16,977)	(22,727)
Gross margin	4,235	2,577	3,342
Expenses
Sales and administration	7,812	4,522	6,035
Stock-based compensation	1,353	738
Amortization	872	480	643
Interest and finance costs	716	545	730
Foreign exchange loss (gain)	341	(548)	(725)
Expenses	11,094	5,737	7,646
Loss before taxes	(6,859)	(3,160)	(4,304)
Current income tax expense	(464)	(76)	$ 98
Net loss	$ (7,323)	$ (3,236)
Loss per share
Basic & diluted | (per share)	$ (0.24)	$ (0.13)	$ (0.17)
Weighted average number of common shares outstanding
Basic & diluted | shares	30,827,688	25,759,134	25,759,134
Bus Sales [Member]
Revenue
Revenue	$ 38,197	$ 16,247	$ 21,666
Other [Member]
Revenue
Revenue	$ 3,511	$ 3,307	$ 4,403